SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 29, 2004

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9117	36-3425828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address of Principal Executive Offices)(Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.
99.1	Press release dated January 29, 2004

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to “Item 12. Results of Operations and Financial Condition.”

On January 29, 2004, Ryerson Tull, Inc. (the “Company”), issued a press release reporting its results of operations for the fourth quarter of 2003. A copy of the press release dated January 29, 2004 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated: January 29, 2004	/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 29, 2004